NET TRADING LOSS	12 Months Ended
Dec. 31, 2010
Net Trading Profit Loss [Abstract]
NET TRADING (LOSS)

NOTE 28: NET TRADING LOSS

Net trading loss in 2008, includes gains of EUR 25,745 thousand relating to a loan with an embedded derivative that the Group elected to account for at fair value through the profit and loss instead of separating the embedded derivative. The loan was settled during 2008, therefore, the corresponding amount in 2009 and 2010 was nil.

In addition to the losses on derivative instruments (see Note 11), the losses on deposits and the gains on long-term debt at fair value (see Note 20 and Note 25, respectively), net trading loss in 2008, 2009 and 2010 also includes gains from the re-purchase by the Group from the open market of debt securities issued by the Group of EUR 361,325 thousand, EUR 224,683 thousand and EUR 10,855 thousand respectively.